EXHIBIT 21.1

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                        SUNGLASS HUT INTERNATIONAL, INC.
                         SUBSIDIARIES OF THE REGISTRANT

      NAME OF SUBSIDIARY                                STATE OR COUNTRY OF INCORPORATION
SUNGLASS HUT INTERNATIONAL, INC.                                     FLORIDA
SUNGLASS HUT CORPORATION                                             FLORIDA
SUNGLASS HUT TRADING CORPORATION                                     FLORIDA
SUNGLASS HUT OF CANADA, LTD.                                     ONTARIO, CANADA
SUNGLASS HUT OF PUERTO RICO, INC.                                  PUERTO RICO
SUNGLASS HUT OF VIRGIN ISLANDS, INC.                            US VIRGIN ISLANDS
SUNGLASS HUT REALTY CORPORATION                                      FLORIDA
SUNGLASS HUT OF FLORIDA, INC.                                        FLORIDA
SUNGLASS HUT (U.K.) LIMITED                                       UNITED KINGDOM
SUNGLASS HUT IRELAND, INC.                                           IRELAND
SUNGLASS HUT NETHERLANDS B.V.                                      NETHERLANDS
SUNGLASS HUT BELGIUM N.V.                                            BELGIUM
SUNGLASS HUT ITALY S.R.L.                                             ITALY
SUNGLASS HUT ACQUISITION CORP.                                       FLORIDA
SUNGLASS HUT OF MEXICO, INC.                                         FLORIDA
SUNGLASS HUT HOLDINGS OF MEXICO, INC.                                FLORIDA
I.H.S. DISTRIBUTION CORPORATION                                      FLORIDA
I.H.S. PROCUREMENT CORP.                                             FLORIDA
SUNGLASS HUT DE MEXICO, SA DE CV                                      MEXICO
DISTRIBUIDORA MEXICANA DE ARTICULOS PARA SOL SA DE CV                 MEXICO
SUNGLASS HUT HOLDINGS OF FRANCE, INC.                                FLORIDA
SUNGLASS HUT OF NORTHERN FRANCE, INC.                                FLORIDA
SUNGLASS HUT OF SOUTHERN FRANCE, INC.                                FLORIDA
SUNGLASS HUT OF FRANCE, S.A.                                          FRANCE
SHI SALES CORP.                                                      FLORIDA
SUNGLASS HUT AUSTRALIA PTY LIMITED                                  AUSTRALIA
SUNGLASS WORLD HOLDING PTY LIMITED                                  AUSTRALIA
SUNGLASS HUT SWEDEN AB                                                SWEDEN
SUNGLASS HUT PORTUGAL, COMERCIO DE OCULOS, LDA.                      PORTUGAL
SUNGLASS HUT EYEX COMPANY                                            FLORIDA
SUNGLASS HUT GERMANY GMBH                                            GERMANY
SUNGLASS HUT SPAIN SL                                                 SPAIN
SUNGLASS HUT AG                                                    SWITZERLAND
WATCH STATION, INC.                                                  FLORIDA
SHADESCOM, INC.                                                      FLORIDA
SUNGLASS HUT VERTRIEBS GMBH                                          GERMANY
SUNGLASS HUT (SINT MAARTEN) N.V.                               NETHERLAND ANTILLES
SUNGLASS HUT (ST. MARTIN) SARL                                   FRENCH ANTILLES
SUNGLASS HUT (CURACAO) N.V.                                          CURACAO
SUNGLASS HUT (BONAIRE) N.V.                                          BONAIRE
SUNGLASS HUT (ANTIGUA) LIMITED                                       ANTIGUA
SUNGLASS HUT (NEW ZEALAND) PTY. LTD.                               NEW ZEALAND
SUNGLASS HUT (ST. CROIX) LTD.                                       ST. CROIX
SUNGLASS HUT (BARBADOS), INC.                                        BARBADOS
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